                                                                    Exhibit 4.22




                            THIRTY-FIFTH SUPPLEMENTAL

                                    INDENTURE

                           DATED AS OF JANUARY 1, 2002

                                       TO


                              INDENTURE OF MORTGAGE

                           DATED AS OF JANUARY 1, 1941


                                  ------------



         PENNSYLVANIA SUBURBAN WATER COMPANY, as successor by merger to
                       Philadelphia Suburban Water Company
         Consumers Pennsylvania Water Company - Shenango Valley Division
          Consumers Pennsylvania Water Company - Roaring Creek Division
           Consumers Pennsylvania Water Company - Susquehanna Division
                              Waymart Water Company
                         Fawn Lake Forest Water Company
                          Northeastern Utilities, Inc.
                                       and
                             Western Utilities, Inc.


                                       TO


                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION



                                  ------------

                       THIRTY-FIFTH SUPPLEMENTAL INDENTURE


     THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated as of the 1st day of January, 2002, by and between PENNSYLVANIA SUBURBAN WATER COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company") as successor by merger to the Philadelphia Suburban Water Company (the "Original Company"), party of the first part, and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (the "Trustee"), party of the second part.

          WHEREAS, the Original Company heretofore duly executed and delivered to The Pennsylvania Company for Insurances on Lives and Granting Annuities, as trustee, an Indenture of Mortgage dated as of January 1, 1941 (the "Original Indenture"), which by reference is hereby made a part hereof, and in and by the Original Indenture the Original Company conveyed and mortgaged to the Trustee certain property therein described, to secure the payment of its bonds to be generally known as its "First Mortgage Bonds" and to be issued under the Original Indenture in one or more series as therein provided; and

          WHEREAS, on March 29, 1947, concurrently with a merger of Germantown Trust Company into The Pennsylvania Company for Insurances on Lives and Granting Annuities, the name of the surviving corporation was changed to The Pennsylvania Company for Banking and Trusts; on September 30, 1955, concurrently with a merger of The First National Bank of Philadelphia into The Pennsylvania Company for Banking and Trusts, the name of the surviving corporation was changed to The First Pennsylvania Banking and Trust Company; on June 3, 1974, by amendment to its Articles of Association, The First Pennsylvania Banking and Trust Company was changed and converted into a national bank and concurrently therewith changed its name to First Pennsylvania Bank N.A.; on October 1, 1991, First Pennsylvania Bank N.A. merged with and into The Philadelphia National Bank, which changed its name to CoreStates Bank, N.A.; on October 10, 1995, Mellon Bank, N.A. succeeded Corestates Bank N.A. as trustee; on November 24, 1997, Chase Manhattan Trust Company, National Association, succeeded Mellon Bank, N.A. as trustee; on December 1, 2001, J.P. Morgan Trust Company, National Association, became successor by merger to Chase Manhattan Trust Company, National Association; such mergers and changes of name not involving any change in the title, powers, rights or duties of the Trustee, as trustee under the Original Indenture as supplemented at the respective dates thereof; and

          WHEREAS, the Original Company duly executed and delivered to the Trustee a First Supplemental Indenture dated as of July 1, 1948, a Second Supplemental Indenture dated as of July 1, 1952, a Third Supplemental Indenture dated as of November 1, 1953, a Fourth Supplemental Indenture dated as of January 1, 1956, a Fifth Supplemental Indenture dated as of March 1, 1957, (the "Fifth Supplemental Indenture") a Sixth Supplemental Indenture dated as of May 1, 1958, a Seventh Supplemental Indenture dated as of September 1, 1959, an Eighth Supplemental Indenture dated as of May 1, 1961, a Ninth Supplemental Indenture dated as of April 1, 1962, a Tenth Supplemental Indenture dated as of March 1, 1964, an Eleventh Supplemental Indenture dated as of November 1, 1966, a Twelfth Supplemental Indenture dated as of January 1, 1968, a Thirteenth Supplemental Indenture dated as of June 15, 1970, a Fourteenth Supplemental Indenture dated as of November 1, 1970, a Fifteenth Supplemental Indenture dated as of

December 1, 1972, a Sixteenth Supplemental Indenture dated as of May 15,
1975, a Seventeenth Supplemental Indenture dated as of December 15, 1976, an Eighteenth Supplemental Indenture dated as of May 1, 1977, a Nineteenth Supplemental Indenture dated as of June 1, 1980, a Twentieth Supplemental Indenture dated as of August 1, 1983, a Twenty-First Supplemental Indenture dated as of August 1, 1985, a Twenty-Second Supplemental Indenture dated as of April 1, 1986, a Twenty-Third Supplemental Indenture dated as of April 1, 1987, a Twenty-Fourth Supplemental Indenture dated as of June 1, 1988, a Twenty-Fifth Supplemental Indenture dated as of January 1, 1990, a Twenty-Sixth Supplemental Indenture dated as of November 1, 1991, a Twenty-Seventh Supplemental Indenture dated as of June 1, 1992, a Twenty-Eighth Supplemental Indenture dated as of April 1, 1993, a Twenty-Ninth Supplemental Indenture dated as of March 1, 1995, a Thirtieth Supplemental Indenture dated as of August 15, 1995, a Thirty-First Supplemental Indenture dated as of July 1, 1997, a Thirty-Second Supplemental Indenture dated as of October 1, 1999, a Thirty-Third Supplemental Indenture dated as of November 15, 1999, and a Thirty-Fourth Supplemental Indenture dated as of October 15, 2001, so as to subject certain additional property to the lien of the Original Indenture and to provide for the creation of additional series of bonds; and

          WHEREAS, the terms of the Original Indenture were amended by the Fifth Supplemental Indenture; and

          WHEREAS, the Original Company has issued under the Original Indenture, as supplemented at the respective dates of issue, forty series of First Mortgage Bonds designated, respectively, as set forth in the following table, the Indenture creating each series and the principal amount of bonds thereof issued being indicated opposite the designation of such series:

Designation                                     Indenture                                               Amount
-----------                                     ---------                                               ------
3 1/4% Series due 1971                          Original                                                $16,375,000
9 5/8% Series due 1975                          Thirteenth Supplemental                                  10,000,000
9.15% Series due 1977                           Fourteenth Supplemental                                  10,000,000
3% Series due 1978                              First Supplemental                                        2,000,000
3 3/8% Series due 1982                          Second Supplemental                                       4,000,000
3.90% Series due 1983                           Third Supplemental                                        5,000,000
3 1/2% Series due 1986                          Fourth Supplemental                                       6,000,000
4 1/2% Series due 1987                          Fifth Supplemental                                        4,000,000
4 1/8% Series due 1988                          Sixth Supplemental                                        4,000,000
5% Series due 1989                              Seventh Supplemental                                      4,000,000
4 5/8% Series due 1991                          Eighth Supplemental                                       3,000,000
4.70% Series due 1992                           Ninth Supplemental                                        3,000,000
6 7/8% Series due 1993                          Twelfth Supplemental                                      4,500,000
4.55% Series due 1994                           Tenth Supplemental                                        4,000,000
10 1/8% Series due 1995                         Sixteenth Supplemental                                   10,000,000
5 1/2% Series due 1996                          Eleventh Supplemental                                     4,000,000
7 7/8% Series due 1997                          Fifteenth Supplemental                                    5,000,000
8.44% Series due 1997                           Twenty-Third Supplemental                                12,000,000
9.20% Series due 2001                           Seventeenth Supplemental                                  7,000,000

Designation                                     Indenture                                               Amount
-----------                                     ---------                                               ------
8.40% Series due 2002                           Eighteenth Supplemental                                  10,000,000
5.95% Series due 2002                           Twenty-Seventh Supplemental                               4,000,000
12.45% Series due 2003                          Twentieth Supplemental                                   10,000,000
13% Series due 2005                             Twenty-First Supplemental                                 8,000,000
10.65% Series due 2006                          Twenty-Second Supplemental                               10,000,000
9.89% Series due 2008                           Twenty-Fourth Supplemental                                5,000,000
7.15% Series due 2008                           Twenty-Eighth Supplemental                               22,000,000
9.12% Series due 2010                           Twenty-Fifth Supplemental                                20,000,000
8 7/8% Series due 2010                          Nineteenth Supplemental                                   8,000,000
6.50% Series due 2010                           Twenty-Seventh Supplemental                               3,200,000
9.17% Series due 2011                           Twenty-Sixth Supplemental                                 5,000,000
9.93% Series due 2013                           Twenty-Fourth Supplemental                                5,000,000
9.97% Series due 2018                           Twenty-Fourth Supplemental                                5,000,000
9.17% Series due 2021                           Twenty-Sixth Supplemental                                 8,000,000
9.29% Series due 2026                           Twenty-Sixth Supplemental                                12,000,000
1995 Medium Term Note
         Series                                 Twenty-Ninth Supplemental                                77,000,000
   7.72% Subseries A due 2025                   15,000,000
   6.82% Subseries B due 2005                   10,000,000
   6.89% Subseries C due 2015                   12,000,000
   6.99% Subseries D due 2006                   10,000,000
   7.47% Subseries E due 2003                   10,000,000
   6.83% Subseries F due 2003                   10,000,000
   7.06% Subseries G due 2004                   10,000,000
   6.35% Series due 2025                        Thirtieth Supplemental                                   22,000,000
1997 Medium Term Note
         Series                                 Thirty-First Supplemental                                65,000,000
   6.75% Subseries A due 2007                   10,000,000
   6.30% Subseries B due 2002                   10,000,000
   6.14% Subseries C due 2008                   10,000,000
   5.80% Subseries D due 2003                   10,000,000
   5.85% Subseries E due 2004                   10,000,000
   6.00% Subseries F due 2004                   15,000,000
   6.00% Series due 2029                        Thirty-Second Supplemental                               25,000,000
1999 Medium Term Note
         Series                                 Thirty-Third Supplemental
   7.40% Subseries A due 2005                   15,000,000
   7.40% Subseries B due 2005                   11,000,000
   6.21% Subseries C due 2011                   15,000,000
   5.35% Series Due 2031                        Thirty-Fourth Supplemental                               30,000,000

          WHEREAS, the Original Indenture and said Supplemental Indentures were duly recorded in the Commonwealth of Pennsylvania on the dates and in the office for the Recording of Deeds for the following counties in the Mortgage Books and at the pages indicated in the following table:

                                                       COUNTY
============================ ============ ================== ====================== ======================= =======================
                                                Bucks               Chester                 Delaware               Montgomery
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
                               Date of
Indenture                     Recording    Book      Page       Book        Page       Book        Page        Book        Page
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Original                       2/20/41      496        1     H-13.Vol.307    20        1034         1          1625          1
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
First Supplemental             8/26/48      632        1     F-16.Vol.380   200        1668        169         2031         257
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Second Supplemental             7/1/52      768       438    18.Vol.425     186        1962        376         2360         517
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Third Supplemental             11/25/53     895        1     18.Vol.442     325        2052         1          2493          1
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Fourth Supplemental             1/9/56     1089       155    Z-20.Vol.499    1         2199         1          2722         425
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Fifth Supplemental             3/20/57     1181       316    B-22.Vol.536   601        2294         50         2850         335
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Sixth Supplemental              5/9/58     1254        1        G-23        201        2380        039         2952         289
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Seventh Supplemental           9/25/59     1332       509       B-25        109        2442         1          3090         249
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Eighth Supplemental             5/9/61       -         -        Z-26         17        2526        312           -           -
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Eighth Supplemental            5/10/61     1409       225         -          -           -          -          3249         289
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Ninth Supplemental             4/10/62     1458       372       G-28        126        2581        463         3307         169
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Tenth Supplemental             3/19/64     1568        1        M-30        967        2976        1043        3310         237
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Eleventh Supplemental          11/4/66     1655       695       Q-32        6682        762        223         3549         129
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twelfth Supplemental           1/23/68     1691       531       N-33        219        2792        708         3542         315
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Thirteenth Supplemental         7/2/70     1763      1167       D-35         80        2850        301         3687         23
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Fourteenth Supplemental        11/5/70     1774       331       K-35        713        2858        3113         700         548
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Fifteenth Supplemental         12/11/72    1869       196       O-37        998        2926        550         3786         96
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Sixteenth Supplemental         5/28/75     1979       14        E-44         77        3005        511         4010         307
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Seventeenth Supplemental       12/18/77    2072       683       L-51         1         3072         43         5002         436
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Eighteenth Supplemental        4/29/77     2082       567       B-52        344        3078        728         5003         291
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------

                                                       COUNTY
============================ ============ ================== ====================== ======================= =======================
                                                Bucks               Chester                 Delaware               Montgomery
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
                               Date of
Indenture                     Recording    Book      Page       Book        Page       Book        Page        Book        Page
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------

Nineteenth Supplemental        6/23/80     2303       714       J-62         92        3261        293         5030         502
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twentieth Supplemental          8/2/83     2487       370       D-72         1          96         810         5662        1045
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-First Supplemental      8/27/85     2690       806        54         550          -          -          5864        1347
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-First Supplemental      8/28/85       -         -          -          -          264        159           -           -
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Second Supplemental     4/22/86     2774       160        263        275         326        592         5944         360
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Third Supplemental       4/1/87     2960       693         -          -           -          -            -           -
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Third Supplemental       4/2/87       -         -         680        337         447        1807        6115         602
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Fourth Supplemental     7/25/88     3199      1095       1224        389        0593        0585        6324         143
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Fifth Supplemental      1/12/90     0136      0250       1848        205         731        1571        6538         376
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Sixth Supplemental      11/8/91      369      2190       2660        205         894        2241        6780         891
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Seventh Supplemental    6/29/92     0487      1829       3055        182        0969        2023        6918         302
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Eighth Supplemental     4/22/93     0652      1335       3542        1542       1081        0852        7112        0539
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Twenty-Ninth Supplemental      3/30/95     1045      1872       3875        1368       1349        0829        7561        1155
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Thirtieth Supplemental         8/30/95     1111      0798       3932        0471       1393        2255        7631        0689
---------------------------- ------------ -------- --------- ------------ --------- ----------- ----------- ------------ ----------
Thirty-First Supplemental      7/11/97     1421      2196       4201        2133       1607        138         7968         779
============================ ============ ======== ========= ============ ========= =========== =========== ============ ==========
Thirty-Second Supplemental     10/6/99     1939       421       4646        642        1936        1207        8548        1067
============================ ============ ======== ========= ============ ========= =========== =========== ============ ==========
Thirty-Third Supplemental      11/30/99    1970      1573       4675        1272       1936        1207        8548        1067
============================ ============ ======== ========= ============ ========= =========== =========== ============ ==========
Thirty-Fourth Supplemental     10/31/01    2471      1207       5101        2142       2288        0174        9225         761
============================ ============ ======== ========= ============ ========= =========== =========== ============ ==========

          ; and

          WHEREAS, the Original Indenture was recorded in Berks County on August 16, 1999, the Thirty-Second Supplemental Indenture was recorded in Berks County on October 6, 1999, the Thirty-Third Supplemental Indenture was recorded in Berks County on November 30, 1999 and the Thirty-Fourth Supplemental Indenture was recorded in Berks County on October 31, 2001 in Books 3113, 3132, 3149 and 3421 and at Pages 707, 1510, 1260 and 896, respectively; and

          WHEREAS, all of the bonds of each of said series are presently outstanding other than the bonds listed on Exhibit A attached hereto and made a part hereof; and

          WHEREAS, the lien of the Original Indenture, as supplemented, has been perfected as a security interest under the Pennsylvania Uniform Commercial Code by filing a financing statement in the office of the Secretary of the Commonwealth; and

          WHEREAS, Article XVIII of the Original Indenture provides that the Original Company, when authorized by resolution of its Board of Directors, may with the Trustee enter into an indenture supplemental to the Original Indenture, which thereafter shall form a part of the Original Indenture, for the purposes, inter alia, of evidencing the succession of another corporation to the Original Company (and the assumption by such successor corporation of the covenants and obligations of the Company under this Indenture), of subjecting to the lien of the Original Indenture additional property, of defining the covenants and provisions applicable to any bonds of any series other than the 3 1/4% Series due 1971, of adding to the covenants and agreements of the Original Company contained in the Original Indenture other covenants and agreements thereafter to be observed by the Original Company, of surrendering any right or power in the Original Indenture reserved to or conferred upon the Original Company, and of making such provisions in regard to matters or questions arising under the Indenture as may be necessary or desirable and not inconsistent therewith; and

          WHEREAS, pursuant to an Agreement and Plan of Merger and Reorganization dated December 20, 2001, and effective on January 1, 2002, the Original Company agreed to merge, in conjunction with its affiliated corporations, Consumers Pennsylvania Water Company - Shenango Valley Division, Consumers Pennsylvania Water Company - Roaring Creek Division, Consumers Pennsylvania Water Company - Susquehanna Division, Waymart Water Company, Fawn Lake Forrest Water Company, Western Utilities, Inc., and Northeastern Utilities, Inc. (such affiliates referred to hereinafter as the "Merging Entities") with and into the Company; and

          WHEREAS, the Company agrees to assume the obligations of the Original Company under the Original Indenture and all supplements thereto; and

          WHEREAS, in addition to the property described in the Original Indenture and the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh, Twenty-Eighth, Twenty-Ninth, Thirtieth, Thirty-First, Thirty-Second, Thirty-Third and Thirty-Fourth Supplemental Indentures, the Company has acquired certain other property and desires to confirm the lien of the Original Indenture thereon; and

          WHEREAS, in order to secure the Lien of the Original Indenture on the properties of the Merging Entities, this Thirty-Fifth Supplemental Indenture, with a true and correct copy of the Original Indenture (redacted to delete property descriptions for counties in which such Original Indenture has already been recorded), attached hereto as Exhibit B, is to be recorded in the counties of Berks, Bradford, Bucks, Chester, Columbia, Delaware, Lawrence, Mercer, Montgomery, Northumberland, Pike, Schuylkill and Wayne; and

          WHEREAS, the Company and the Trustee, pursuant to Article XVIII of the Original Indenture, wish, by means of this Thirty-Fifth Supplemental Indenture, to amend the Thirty-Third Supplemental Indenture dated as of November 15, 1999 (the "Thirty-Third Supplemental Indenture"):

          NOW, THEREFORE, THIS THIRTY-FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:
That, in order to secure the payment of the principal and interest of all bonds issued under the Original Indenture and all indentures supplemental thereto, according to their tenor and effect, and according to the terms of the Original Indenture and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in said bonds and in the Original Indenture and any indenture supplemental thereto respectively contained, and to provide for the proper issuing, conveying and confirming unto the Trustee, its successors in said trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Original Indenture and in any indenture supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Thirty-Fifth Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, and intending to be legally bound, has granted, bargained, sold, aliened, enfeoffed, released and confirmed and by these presents does grant, bargain, sell, alien, enfeoff, release and confirm unto J.P. Morgan Trust Company, National Association, as Trustee, and to its successors in said trust and its and their assigns forever:

          All and singular the premises, property, assets, rights and franchises of the Company, whether now or hereafter owned, constructed or acquired, of whatever character and wherever situated (except as herein expressly excepted), including among other things the following, but reference to or enumeration of any particular kinds, classes, or items of property shall not be deemed to exclude from the operation and effect of the Original Indenture or any indenture supplemental thereto any kind, class or item not so referred to or enumerated:

                                       I.

                          REAL ESTATE AND WATER RIGHTS.

          The real estate described in the deeds from the grantors named in Exhibit C hereto, dated and recorded as therein set forth, and any other real estate and water rights acquired since the date of the Thirty-Fourth Supplemental Indenture.

                                       II.

                            BUILDINGS AND EQUIPMENT.

          All mains, pipes, pipe lines, service pipes, buildings, improvements, standpipes, reservoirs, wells, flumes, sluices, canals, basins, cribs, machinery, conduits, hydrants, water works, plants and systems, tanks, shops, structures, purification systems, pumping stations, fixtures, engines, boilers, pumps, meters and equipment which are now owned or may hereafter be acquired by the Company (except as herein expressly excepted), including all improvements, additions and extensions appurtenant to any real or fixed property now or hereafter subject to the lien of the Original Indenture or any indenture supplemental thereto which are used or useful in connection with the business of the Company as a water company or as a water utility, whether any of the foregoing property is now owned or may hereafter be acquired by the Company.

          It is hereby declared by the Company that all property of the kinds described in the next preceding paragraph, whether now owned or hereafter acquired, has been or is or will be owned or acquired with the intention of using the same in carrying on the business or branches of the business of the Company, and it is hereby declared that it is the intention of the Company that all thereof (except property hereinafter specifically excepted) shall be subject to the lien of the Original Indenture.

          It is agreed by the Company that so far as may be permitted by law tangible personal property now owned or hereafter acquired by the Company, except such as is hereafter expressly excepted from the lien hereof, shall be deemed to be and construed as fixtures and appurtenances to the real property of the Company.

                                      III.

                          FRANCHISES AND RIGHTS OF WAY.

          All the corporate and other franchises of the Company, all water and flowage rights, riparian rights, easements and rights of way, and all permits, licenses, rights, grants, privileges and immunities, and all renewals, extensions, additions or modifications of any of the foregoing, whether the same or any thereof, or any renewals, extensions, additions or modifications thereof, are now owned or may hereafter be acquired, owned, held, or enjoyed by the Company.

                                       IV.

                            AFTER ACQUIRED PROPERTY.

          All real and fixed property and all other property of the character hereinabove described which the Company may hereafter acquire.

          TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, tolls, rents, revenues, issues, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, rights and franchises and every part and parcel thereof.

          EXCEPTING AND RESERVING, HOWEVER, certain premises, not used or useful in the supplying of water by the Company, expressly excepted and reserved from the lien of the Original Indenture and not subject to the terms thereof.

          AND ALSO SAVING AND EXCEPTING from the property hereby mortgaged and pledged, all of the following property (whether now owned by the Company or hereafter acquired by it): All bills, notes and accounts receivable, cash on hand and in banks, contracts, choses in action and leases to others (as distinct from the property leased and without limiting any rights of the Trustee with respect thereto under any of the provisions of the Original Indenture or of any indenture supplemental thereto), all bonds, obligations, evidences of indebtedness, shares of stock and other securities, and certificates or evidences of interest therein, all automobiles, motor trucks, and other like automobile equipment and all furniture, and all equipment, materials, goods, merchandise and supplies acquired for the purpose of sale in the ordinary course of business or for consumption in the operation of any properties of the Company other than any of the foregoing which may be specifically transferred or assigned to or pledged or deposited with the Trustee hereunder or required by the provisions of the Original Indenture or any indenture supplemental thereto so to be; provided, however, that if, upon the happening of a completed default, as specified in Section 1 of Article XI of the Original Indenture, the Trustee or any receiver appointed hereunder shall enter upon and take possession of the mortgaged property, the Trustee or any such receiver may, to the extent permitted by law, at the same time likewise take possession of any and all of the property described in this paragraph then on hand and any and all other property of the Company then on hand, not described or referred to in the foregoing granting clauses, which is used or useful in connection with the business of the Company as a water company or as a water utility, and use and administer the same to the same extent as if such property were part of the mortgaged property, unless and until such completed default shall be remedied or waived and possession of the mortgaged property restored to the Company, its successors or assigns.

          SUBJECT, HOWEVER, to the exceptions, reservations and matters hereinabove and in the Original Indenture recited, to releases executed since the date of the Original Indenture in accordance with the provisions thereof, to existing leases, to easements and rights of way for pole lines and electric transmission lines and other similar encumbrances and restrictions which the Company hereby certifies, in its judgment, do not impair the use of said property by the Company in its business, to liens existing on or claims against, and rights in and relating to, real estate acquired for right-of-way purposes, to taxes and assessments not delinquent, to alleys, streets and highways that may run across or encroach upon said lands, to liens, if any, incidental to construction, and to Permitted Liens, as defined in the Original Indenture; and, with respect to any property which the Company may hereafter acquire, to all terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in such deeds and other instruments, respectively, under and by virtue of which the Company shall hereafter acquire the same and to any and all liens existing thereon at the time of such acquisition.

          TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be unto the Trustee and its successors in the trust heretofore and hereby created, and its and their assigns forever.

          IN TRUST NEVERTHELESS, for the equal pro rata benefit and security of each and every entity who may be or become the holders of bonds and coupons secured by the Original Indenture or by any indenture supplemental thereto, or both, without preference, priority or distinction as to lien or otherwise of any bond or coupon over or from any other bond or coupon, so that each and every of said bonds and coupons issued or to be issued, of whatsoever series, shall have the same right, lien and privilege under the Original Indenture and all indentures supplemental thereto and shall be equally secured hereby and thereby, with the same effect as if said bonds and coupons had all been made, issued and negotiated simultaneously on the date thereof; subject, however, to the provisions with reference to extended, transferred or pledged coupons and claims for interest contained in the Original Indenture and subject to any sinking or improvement fund or maintenance deposit provisions, or both, for the benefit of any particular series of bonds.

          IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, that all such bonds and coupons are to be authenticated, delivered and issued, and that all property subject or to become subject hereto is to be held subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in said trust, for the benefit of those who shall hold said bonds and coupons, or any of them, issued under this Indenture or any indenture supplemental hereto, or both, as follows:

                                   ARTICLE I.

                                   Succession

          SECTION 1. The Company expressly assumes the due and punctual payment of the principal and interest of all bonds issued under the Original Indenture and all supplements thereto according to their tenor, and the due and punctual performance and observance of all covenants and conditions of the Original Indenture and of all supplements thereto to be performed and observed by the Company.

          SECTION 2. The Company further covenants that all additional plants and properties and permanent improvements, extensions, betterments, or additions (including equipment and appliances), which shall be acquired or constructed by it to the extent to which the same or any undivided portion thereof shall from time to time constitute in whole or in part appurtenances to the mortgaged property or additions or accessions thereto reasonably necessary to the maintenance or operation thereof, shall forthwith become subject to the lien of the Original Indenture and all supplements thereto and subject to no mortgage liens prior hereto except the lien of any mortgage subject to which the Company shall acquire or construct such property.


                                   ARTICLE II.

                       Maintenance or Improvement Deposit.

          SECTION 1. The Company covenants that it will deposit with the Trustee on or before the March 1 next occurring after the bonds of the 9.89% Series due 2008 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 9.93% Series due 2013 cease to be outstanding, or on or before the next March 1 next occurring after the bonds of the 9.97% Series due 2018 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 9.12% Series due 2010 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 9.29% Series due 2026 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 9.17% Series due 2021 cease to be outstanding, or on or before the next March 1 next occurring after the bonds of the 9.17% Series due 2011 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 6.50% Series due 2010 cease to be outstanding, or on or before the next March 1 next occurring after the bonds of the 5.95% Series due 2002 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 7.15% Series due 2008 cease to be outstanding, or on or before the March 1 next occurring after the bonds of any of the Subseries of the 1995 Medium Term Note Series issued under the Twenty-Ninth Supplemental Indenture (consisting of the 7.72% Subseries A due 2025, the 6.82% Subseries B due 2005, the 6.89% Subseries C due 2015, the 6.99% Subseries D due 2006, the 7.47% Subseries E due 2003, the 6.83% Subseries F due 2003, and the 7.06% Subseries G due 2004) shall cease to be outstanding, or on or before the March 1 next occurring after bonds of the 6.35% Series due 2025 shall cease to be outstanding, on or before the March 1 next occurring after the bonds of any of the Subseries of the 1997 Medium Term Note Series issued under the

Thirty-First Supplemental Indenture (consisting of the 6.75% Subseries A due 2007, the 6.30% Subseries B due 2002, the 6.14% Subseries C due 2008, the 5.80% Subseries D due 2003, the 5.85% Subseries E due 2004 and the 6.00% Subseries F due 2004) cease to be outstanding, or on or before March 1 next occurring after the bonds of 6.00% Series due 2029 cease to be outstanding, or on or before March 1 next occurring after the Bonds of any of the Subseries of the 1999 Medium Term Note Series issued under the Thirty-Third Supplemental Indenture (consisting of the 7.40% Subseries A due 2005, the 7.40% Subseries B due 2005 and the 6.21% Subseries C due 2011) cease to be outstanding, or on or before March 1 next occurring after the bonds of the 5.35% Series due 2031 cease to be outstanding, whichever is latest, an amount in cash (the "Maintenance or Improvement Deposit") equal to 9% of the Gross Operating Revenues of the Company during the preceding calendar year less, to the extent that the Company desires to take such credits, the following:

               (a) the amount actually expended for maintenance during such calendar year; and

               (b) the Cost or Fair Value, whichever is less, of Permanent Additions acquired during such calendar year which at the time of taking such credit constitute Available Permanent Additions; and

               (c) the unapplied balance, or any part thereof, of the Cost or Fair Value, whichever is less, of Available Permanent Additions acquired by the Company during the five calendar years preceding such calendar year and specified in the Officers' Certificates delivered to the Trustee pursuant to Section 2 of this Article, but only to the extent that the Permanent Additions with respect to which such Cost or Fair Value was determined shall at the time of taking such credit constitute Available Permanent Additions.

          SECTION 2. The Company covenants that it will on or before March 1 in each year, beginning with the first deposit made with the Trustee under the provisions of Section 1 of this Article, as long as any of the Bonds are outstanding, deliver to the Trustee the following:

          (A) An Officers' Certificate, which shall state:

                    (i) The amount of the Gross Operating Revenues for the preceding calendar year;

                    (ii) 9% of such Gross Operating Revenues;

                    (iii) The amount actually expended by the Company for maintenance during such calendar year;

                    (iv) The amount set forth in subparagraph (xii) of each Officers' Certificate delivered to the Trustee pursuant to the provisions of this Section during the preceding five calendar years (specifying each such Officers' Certificate), after deducting from each such amount the aggregate of (a) the Cost or Fair Value, whichever is less, of all Permanent Additions represented by such amount which have ceased to be Available Permanent Additions; and (b) any part of such amount for which the Company has previously taken credit against any Maintenance or Improvement Deposit (specifying the Officers' Certificate in which such credit was taken); and (c) any part of such amount for which the Company then desires to take credit against the Maintenance or Improvement Deposit;

                    (v) An amount which shall be the aggregate of all amounts set forth pursuant to the provisions of clause (c) of the foregoing subparagraph (iv);

                    (vi) The Cost or Fair Value, whichever is less, of Available Permanent Additions acquired by the Company during the preceding calendar year;

                    (vii) That part of the amount set forth in subparagraph (vi) which the Company desires to use as a credit against the Maintenance or Improvement Deposit;

                    (viii) The amount of cash payable to the Trustee under the provisions of Section 1 of this Article, which shall be the amount by which the amount set forth in subparagraph (ii) hereof exceeds the sum of the amounts set forth in subparagraphs (iii), (v) and (vii) hereof;

                    (ix) The sum of all amounts charged on the books of the Company against any reserve for retirement or depreciation during the preceding calendar year representing the aggregate of the Cost when acquired of any part of the Company's plants and property of the character described in the granting clauses hereof which has been permanently retired or abandoned;

                    (x) The aggregate of the amounts set forth in subparagraphs
          (v) and (vii) hereof;

                    (xi) The amount by which the amount set forth in subparagraph (x) exceeds the amount set forth in subparagraph (ix), being the amount required to be deducted from the Cost or Fair Value of Available Permanent Additions in order to determine a Net Amount of Available Permanent Additions pursuant to the provisions of Section 9 of Article I of the Original Indenture;

                    (xii) The amount set forth in subparagraph (vi) after deducting the amount, if any, set forth in subparagraph (vii); and

                    (xiii) That all conditions precedent to the taking of the credit or credits so requested by the Company have been complied with.

          (B) In the event that the Officers' Certificate delivered to the Trustee pursuant to the provisions of paragraph (A) of this Section shall state, pursuant to the requirements of subparagraph (vi), the Cost or Fair Value of Available Permanent Additions acquired by the Company during the preceding calendar year, the documents specified in paragraphs 2, 3, 5, 6 and 7 of subdivision (B) of Section 3 of Article IV of the Original Indenture.

          (C) An amount in cash equal to the sum set forth in subparagraph
(viii) of the Officers' Certificate provided for in paragraph (A) hereof.

          SECTION 3. All cash deposited with the Trustee as part of any Maintenance or Improvement Deposit provided for in Section 1 of this Article, may, at the option of the Company, be applied to the purchase of bonds under the provisions of Section 2 of Article X of the Original Indenture or to the redemption of bonds under the provisions of Section 3 of Article X of the Original Indenture or may be withdrawn by the Company at any time to reimburse the Company for the cost of a Net Amount of Available Permanent Additions (excluding, however, from any such Available Permanent Additions all Permanent Additions included in any certificate delivered to the Trustee for the purpose of obtaining a credit against any Maintenance or Improvement Deposit provided for in Section 1 of this Article to the extent that such Permanent Additions have been used for any such credit). The Trustee shall pay to or upon the written order of the Company all or any part of such cash upon the receipt by the Trustee of:

               (a) A Resolution requesting such payment; and

               (b) The documents specified in paragraphs 2, 5, 6 and 7 of subdivision (B) of Section 3 of Article IV of the Original Indenture, with such modifications, additions and omissions as may be appropriate in the light of the purposes for which they are used.

                                  ARTICLE III.

                            Covenants of the Company.

          SECTION 1. The Company hereby covenants and agrees with the Trustee, for the benefit of the Trustee and all the present and future holders of the Bonds, that the Company will pay the principal of, and premium, if any, and interest on, all bonds issued or to be issued as aforesaid under and secured by the Original Indenture as hereby supplemented, as well as all bonds which may be hereafter issued in exchange or substitution therefor, and will perform and fulfill all of the terms, covenants and conditions of the Original Indenture and of this Thirty-Fifth Supplemental Indenture with respect to the additional bonds to be issued under the Original Indenture as hereby supplemented.

          SECTION 2. The Company covenants and agrees that so long as any of the Bonds are outstanding (a) the Company will not make any Stock Payment if, after giving effect thereto, its retained earnings, computed in accordance with generally accepted accounting principles consistently applied, will be less than the sum of (i) Excluded Earnings, if any, since December 31, 2000, and (ii) $20,000,000; (b) Stock Payments made more than 40 days after the commencement, and prior to the expiration, of any Restricted Period shall not exceed 65% of the Company's Net Income during such Restricted Period; and (c) the Company will not authorize a Stock Payment if there has occurred and is continuing an event of default under subsections (a) and (b) of Section 1 of Article XI of the Original Indenture.

          For the purposes of this Section 2 the following terms shall have the following meanings:

          "Capitalization" shall mean the sum of (i) the aggregate principal amount of all Debt at the time outstanding, (ii) the aggregate par or stated value of all capital stock of the Company of all classes at the time outstanding, (iii) premium on capital stock, (iv) capital surplus, and (v) retained earnings.

          "Debt" means (i) all indebtedness, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness for the payment of the purchase price of property or assets purchased (but Debt shall not be deemed to include Customer Advances for construction or any bonds issued under the Indenture which are not Outstanding Bonds), (iii) leases which have been or, in accordance with generally accepted accounting principles, should be recorded as capital leases and (iv) guarantees of the obligations of another of the nature described in clauses (i), (ii) or (iii) which have been or, in accordance with generally accepted accounting principles, should be recorded as debt.

          "Determination Date" shall mean the last day of each calendar quarter. Any calculation with respect to any Determination Date shall be based on the Company's balance sheet as of such date.

          "Excluded Earnings" shall mean 35% of the Company's Net Income during any Restricted Period.

          "Net Income" for any particular Restricted Period shall mean the amount of net income properly attributable to the conduct of the business of the Company for such period, as determined in accordance with generally accepted accounting principles consistently applied, after payment of or provision for taxes on income for such period.

          "Outstanding Bonds" shall mean bonds which are outstanding within the meaning indicated in Section 20 of Article I of the Original Indenture except that, in addition to the bonds referred to in clauses (a), (b) and (c) of said
Section 20, said term shall not include bonds for the retirement of which sufficient funds have been deposited with the Trustee with irrevocable instructions to apply such funds to the retirement of such bonds at a specified time, which may be either the maturity thereof or a specified redemption date, whether or not notice of redemption shall have been given.

          "Restricted Period" shall mean a period commencing on any Determination Date on which the total Debt of the Company is, or as the result of any Stock Payment then declared or set aside and to be made thereafter will be, more than 70% of Capitalization, and continuing until the third consecutive Determination Date on which the total Debt of the Company does not exceed 70% of Capitalization.

          "Stock Payment" shall mean any payment in cash or property (other than stock of the Company) to any holder of shares of any class of capital stock of the Company as such holder, whether by dividend or upon the purchase, redemption, conversion or other acquisition of such shares, or otherwise.

          SECTION 3. The Company covenants and agrees that so long as any of the Bonds are outstanding, neither the Company nor any subsidiary of the Company will, directly or indirectly, lend or in any manner extend its credit to, or indemnify, or make any donation or capital contribution to, or purchase any security of, any corporation which directly or indirectly controls the Company, or any subsidiary or affiliate (other than an affiliate which is a subsidiary of the Company) of any such corporation.

                                   ARTICLE IV.

                                  The Trustee.

          SECTION 1. The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as supplemented by this Thirty-Fifth Supplemental Indenture.

          SECTION 2. Subject to the provisions of Article XIII of the Original Indenture, the Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through and consult with attorneys, agents, officers or employees selected by the Trustee in its sole discretion. The Trustee shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder and may in all cases pay such reasonable compensation to all such attorneys, agents, officers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act or refrain from acting and rely upon and be free from all liability for so relying upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Company). The Trustee may act and rely on written opinions of experts employed by the Trustee and such advice shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith taken in reliance upon such opinion or advice. The Trustee shall not be bound to confirm, verify or make any investigation into the facts or matters stated in any financial or other statements, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document furnished pursuant to the terms hereof.

          SECTION 3. Before the Trustee shall be required to foreclose on, or to take control or possession of, the real property or leasehold interest (the "Premises") which may be the subject of any mortgage or mortgages for which the Trustee is mortgagee in connection with the issuance of the Bonds, the Trustee shall be indemnified and held harmless by the holders and/or beneficial owners of the Bonds from and against any and all expense, loss, or liability that may be suffered by the Trustee in connection with any spill, leak or release which may have occurred on or invaded the Premises or any contamination by any Hazardous Substance (hereinafter defined), whether caused by the Company or any other person or entity, including, but not limited to, (1) any and all reasonable expenses that the Trustee may incur in complying with any of the Environmental Statutes (hereinafter defined), (2) any and all reasonable costs that the Trustee may incur in studying or remedying any spill, leak or release which may have occurred on or invaded the Premises or any contamination, (3) any and all fines or penalties assessed upon the Trustee by reason of such contamination, (4) any and all loss of value of the Premises or the improvements thereon by reason of such contamination, and (5) any and all legal fees and costs reasonably incurred by the Trustee in connection with any of the foregoing. As used in this Section, contamination by any Hazardous Substance shall include contamination, arising from the presence, creation, production, collection, treatment, disposal, discharge, release, storage, transport or transfer of any Hazardous Substance at or from the Premises or any improvements thereon. As used in this Section, the term "Hazardous Substance" shall mean petroleum hydrocarbons or any substance which (a) constitutes a hazardous waste or substance under any applicable federal, state or local law, rule, order or regulation now or hereafter adopted; (b) constitutes a "hazardous substance" as such term is defined under the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. ss.9601 et seq.) and the regulations issued thereunder and any comparable state or local law or regulation; (c) constitutes a "hazardous waste" under the Resource Conservation and Recovery Act, (42 U.S.C. ss.6991) and the regulations issued thereunder and any comparable state or local law or regulation; (d) constitutes a pollutant, contaminant, chemical or industrial, toxic or hazardous substance or waste as such terms are defined under Federal Clean Water Act, as amended (33 U.S.C. ss.1251 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. ss.2601 et seq.), or any comparable state or local laws or regulations; (e) exhibits any of the characteristics enumerated in 40 C.F.R. Sections 261.20 - 261.24, inclusive; (f) those extremely hazardous substances listed in Section 302 of the Superfund Amendments and Reauthorization Act of 1986 (Public Law 99-499, 100 Stat. 1613) which are present in threshold planning or reportable quantities as defined under such act; (g) toxic or hazardous chemical substances which are present in quantities which exceed exposure standards as those terms are defined under Sections 6 and 8 of the Occupational Safety and Health Act, as amended (29 U.S.C. ss.ss.655 and 657 and 29 C.F.R. Part 1910, subpart 2); and
(h) any asbestos, petroleum-based products or any Hazardous Substance contained within or release from any underground or aboveground storage tanks. As used in this Section, the term "Environmental Statutes" shall mean the statutes, laws, rules, orders and regulations referred to in (a) through (h) inclusive in the preceding sentence.

                                   ARTICLE V.

                Amendment of Thirty-Third Supplemental Indenture

          The Thirty-Third Supplemental Indenture is amended as follows, by inserting the following paragraph after the first paragraph of Section 3 of
Article I:

               When any subseries of the Bonds is issued in order to secure the Company's obligation under a Loan or Construction or Financing Agreement with any municipal authority (a "Loan Agreement") securing tax-exempt bonds of such authority, such obligation assumed by operation of any merger, consolidation or acquisition, such subseries of Bonds may contain such mandatory optional and extraordinary optional redemption provisions as are required by any such Loan Agreement. Furthermore, when any subseries of Bonds is issued as Certificated Bonds as a substitute for mortgage bonds assumed by the Company pursuant to any merger, succession or acquisition and such mortgage bonds are secured by a lien on the real property acquired by the Company pursuant to such merger, succession or acquisition, then such subseries of Bonds may contain such redemption provisions as such mortgage bonds contain therein, not inconsistent with the Original Indenture or the supplements thereto and such bonds may be issued in whatever whole dollar amount is remaining on such bonds, notwithstanding the provisions of Section 1 of Article 1.


                                   ARTICLE VI

                                 Miscellaneous.

          SECTION 1. This instrument is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof, and except as hereby supplemented, the Original Indenture and the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh, Twenty-Eighth, Twenty-Ninth, Thirtieth, Thirty-First, Thirty-Second, Thirty-Third and Thirty-Fourth Supplemental Indentures are hereby confirmed. All references in this Thirty-Fifth Supplemental Indenture to the Original Indenture shall be deemed to refer to the Original Indenture as heretofore amended and supplemented, and all terms used herein and not specifically defined herein shall be taken to have the same meaning as in the Original Indenture, as so amended, except in the cases where the context clearly indicates otherwise.

          SECTION 2. Any notices to the Trustee under this Thirty-Fifth Supplemental Indenture shall be delivered to the Trustee by registered or certified mail, hand delivery or other courier or express delivery service (with receipt confirmed) or by telecopy (with receipt confirmed) at the following address:

           J.P. Morgan Trust Company, National Association
           Institutional Trust Services
           1650 Market Street, Suite 5210
           Philadelphia, PA  19103
           Attention:  Pennsylvania Suburban Water Administrator
           Telecopy:  (215) 972-1685

Any change in such address or telecopy number may be made by notice to the Company delivered in the manner set forth above.

          SECTION 3. All recitals in this Thirty-Fifth Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

          SECTION 4. Although this Thirty-Fifth Supplemental Indenture is dated as of January 1, 2002 for convenience and for the purpose of reference, the actual date or dates of execution hereof by the Company and the Trustee are as indicated by their respective acknowledgments annexed hereto.

          SECTION 5. In order to facilitate the recording or filing of this Thirty-Fifth Supplemental Indenture, the same may be simultaneously executed in several counterparts, each of which shall be deemed to be an original and such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF the parties hereto have caused their corporate seals to be hereunto affixed and their authorized officers have hereto affixed their signatures, and their authorized officers have duly attested the execution hereof, as of the 1st day of January, 2002.


[CORPORATE SEAL]                    PENNSYLVANIA SUBURBAN WATER
                                    COMPANY, as successor by merger to
                                    Philadelphia Suburban Water Company,
                                    Consumers Pennsylvania Water Company -
                                       Shenango Valley Division,
                                    Consumers Pennsylvania Water Company -
                                       Roaring Creek Division,
                                    Consumers Pennsylvania Water Company -
                                       Susquehanna Division,
                                    Waymart Water Company,
                                    Fawn Lake Forest Water Company,
                                    Northeastern Utilities, Inc., and
                                    Western Utilities, Inc.



Attest: /s/ Roy H. Stahl                   By: /s/ Kathy L. Pape
        ---------------------------            ---------------------------
        Secretary                              Vice President and Treasurer


[CORPORATE SEAL]                           J.P. MORGAN TRUST COMPANY,
                                           NATIONAL ASSOCIATION,
                                           as Trustee



Attest: /s/ Judy Wisniewski                By: /s/ Catherine Lenhardt
        ---------------------------            ---------------------------
        Authorized Officer                     Authorized Officer

                                   Exhibit A

                       Bonds Redeemed or Paid at Maturity

                              Principal Amount
                              Paid or Redeemed
                              (If less than all              Date
Series                        Bonds of Series)               Paid                Maturity
------                        -----------------              ----                --------
 3.25% Series Due 1971                                       12/31/1970          Redemption
 9.63% Series Due 1975                                       06/15/1975          Maturity
 9.15% Series Due 1977                                       01/01/1977          Maturity
 3.00% Series Due 1978                                       07/01/1978          Maturity
 3.38% Series Due 1982                                       07/01/1982          Maturity
 3.90% Series Due 1983                                       07/01/1983          Maturity
 3.50% Series Due 1986                                       01/01/1986          Maturity
 4.50% Series Due 1987                                       01/01/1987          Maturity
 4.13% Series Due 1988                                       05/01/1988          Maturity
 5.00% Series Due 1989                                       09/01/1989          Maturity
 4.63% Series Due 1991                                       05/01/1991          Maturity
 4.70% Series Due 1992                                       04/01/1992          Maturity
 6.88% Series Due 1993                                       01/01/1993          Maturity
 4.55% Series Due 1994                                       03/01/1994          Maturity
10.13% Series Due 1995        $6,300,000                             --          Sinking Fund
10.13% Series Due 1995        $3,700,000                     05/17/1993          Redemption
 9.20% Series Due 2001        $3,850,000                             --          Sinking Fund
 9.20% Series Due 2001        $3,150,000                     05/01/1993          Redemption
 8.40% Series Due 2002        $5,850,000                             --          Sinking Fund
 8.40% Series Due 2002        $4,150,000                     01/02/1996          Redemption
 5.95% Series Due 2002        $3,200,000                             --          Sinking Fund
12.45% Series Due 2003        $1,000,000                     08/01/1993          Sinking Fund
12.45% Series Due 2003        $9,000,000                     08/02/1993          Redemption
 8.88% Series Due 2010        $  800,000                             --          Sinking Fund
 8.88% Series Due 2010        $7,200,000                     06/30/1992          Redemption
13.00% Series Due 2005                                       08/02/1995          Redemption
 7.88% Series Due 1997                                       01/02/1996          Redemption
10.65% Series Due 2006                                       04/02/1996          Redemption
 5.50% Series Due 1996                                       11/01/1996          Maturity
 8.44% Series Due 1997                                       04/01/1997          Maturity
 7.15% Series Due 2008        $8,000,000                             --          Sinking Fund

                                    EXHIBIT B

The Original Indenture (redacted to delete property descriptions contained therein for property contained in Bucks, Chester, Delaware and Montgomery Counties)


For purposes of filing this Annual Report on Form 10-K, the Indenture of Mortgage dated as of January 1, 1941 was previously filed as Exhibit 4.1 to Annual Report on Form 10-K for the year ended December 31, 1983.

                                    Exhibit C

                                  New Property

Additional Property Secured by the Lien of the Indenture Subsequent to the Date of the 34th Supplemental Indenture

There is no new property in Berks County since the recording of the Thirty-fourth Supplemental Indenture on October 31, 2001.




There is no new property in Chester County since the recording of the Thirty-fourth Supplemental Indenture on October 31, 2001.




There is no new property in Delaware County since the recording of the Thirty-fourth Supplemental Indenture on October 31, 2001.

Properties acquired from 8/31/99 to 9/30/01


----------------------------------------------------------------------------------------------------------------------------
          Name                     Grantor                 County           Index No.      Deed Date      Book      Page
          ----                     -------                 ------           ---------      ---------      ----      ----


----------------------------------------------------------------------------------------------------------------------------
Bubbling Springs         Simpson Paper               Montgomery              VI-E-74        09/24/99       5293       1660
----------------------------------------------------------------------------------------------------------------------------
Reeser Parcel            Martin M. & Faye A. Reecer  Chester                 VIII-Q-1       09/20/99       4641       1163
----------------------------------------------------------------------------------------------------------------------------
East Marlborough         Township of East            Chester                 VI-E-75        12/07/99       4684       2168
                         Marlborough
----------------------------------------------------------------------------------------------------------------------------
Fenimore Parcel          Richard D. Fenimore         Chester                 VI-B-64        03/07/00       4724       1814
(Glenside)
----------------------------------------------------------------------------------------------------------------------------
Chatwood                 Chatwood Water Company      Chester                 R-1            10/18/00       4850         35
----------------------------------------------------------------------------------------------------------------------------
Chatwood                 Chatwood Water Company      Chester                 R-2            10/18/00       4850         35
----------------------------------------------------------------------------------------------------------------------------
Todd Cooke Parcel        Todd Cooke                  Delaware                I-A-28         05/01/00       2009       1451
----------------------------------------------------------------------------------------------------------------------------
Nase Booster             Ruth V. Nase                Berks                   VI-C-12        08/08/01       3382         47
----------------------------------------------------------------------------------------------------------------------------
Embreeville Tank         Com. Of PA.                 Chester                 VI-B-60        05/15/01       4980       1763
----------------------------------------------------------------------------------------------------------------------------

There is no new property in Montgomery County since the recording of the Thirty-fourth Supplemental Indenture on October 31, 2001.

                                   EXHIBIT "C"

                          Schedule of Real Estate Owned
                   By the Consumers Pennsylvania Water Company
              Susquehanna Division in Bradford County Pennsylvania


Borough or                       Lot No. or                   Date of                   Bradford
Township                         Location                     Deed                      County
                                                                                        Deed Book and
                                                                                        Page or
                                                                                        Instrument No.


------------------------------------------------------------------------------------------------------
1.       Athens                  Lehigh Reservoir             03/30/1955                506/240
         Township                Mills Street

2.       Athens                  Reservoir No. 1              11/11/1889                181/331
         Township                                             02/16/1885                160/117

3.       Athens                  Soper Well                   04/05/1968                588/360
         Borough                 Property

4.       Athens                  Stover Well                  03/26/1973                619/206
         Borough                 Property                     03/26/1973                619/208

5.       Athens                  State Highway                07/18/1974                641/192
         Township                No. 08077

6.       Athens                  Maple Street                 06/06/1973                640/362
         Borough

7.       Athens                  South Main                   05/11/2001                #200104955
         Borough                 Street

Properties Acquired from October 1, 2001 through November 30, 2001



Name                  Grantor                        County            Deed Date          Book            Page
----                  -------                        ------            ---------          ----            ----

Well #  8             Borough of Chalfont            Bucks             11/01/01           2477            1677
Well # 11             Borough of Chalfont            Bucks             11/01/01           2477            1682
Well # 12             Borough of Chalfont            Bucks             11/01/01           2477            1688
Tank #  2             Borough of Chalfont            Bucks             11/01/01           2477            1672

Other Real Estate Acquired

     Real Estate Subject to the Lien of the Indenture in Columbia and Northumberland Counties, Pennsylvania, owned on November 1, 1964 by predecessors to Pennsylvania Suburban Water Company.

                     COMPREHENSIVE LIST OF PROPERTY OWNED BY
                          CONSUMERS PA. WATER COMPANY -
                            SHENANGO VALLEY DIVISION
                                  MERCER COUNTY
                               2001 BOND FINANCING
                                December 17, 2001


----------------------------- ---------------------------------- ---------------- ---------------------------
Name                          Location                           Recorded         Place of Recording
----------------------------- ---------------------------------- ---------------- ---------------------------
Pumping Station and Filter    Lots in the McGilvary Addition     1926 through     N-21-458
Plant - Sharon                Lots 4, 5, 6, 7, 8, 9, 10, 11,     1969             Y20-58
                              12, 13, 14, 15, 16, 17, 18, 19,                     1969 D.R. 1288
                              20, 21, 22, 23, 25, 26, 27, 28,                     1968 D.R. 3283
                              29, 30, 31, 32, 33, 34, 35, 36,                     1964 D.R. 2626
                              37, 38, 39                                          Z-13-398
----------------------------- ---------------------------------- ---------------- ---------------------------
Mercer Avenue Standpipe -     4 Freeble Heights                  8/20/1947        Y-18-281 and corrected
Farrell                                                                           deed description at
                                                                                  I-19-579
----------------------------- ---------------------------------- ---------------- ---------------------------
Carnegie View Standpipe -     491, 492, 493, 494, south 10 ft    1/10/1952        I-20-79
Farrell                       of 459, 460, 461, part of south
                              10 ft. of 458, together with
                              vacated portions of Rhoda St.,
                              all in Carnegie View Plan
----------------------------- ---------------------------------- ---------------- ---------------------------
Homewood Drive Standpipe -    264 Buena Vista Heights Plan       7/12/1957        R-21-34
Hermitage                     265 and 266 Buena Vista Heights    11/3/1955        F-21-340
                              Plan
----------------------------- ---------------------------------- ---------------- ---------------------------
Boyd Drive Booster Station    Westerman Street Ext.              4/17/1958        U-21-501
- Hermitage
----------------------------- ---------------------------------- ---------------- ---------------------------
Rhoda Street Garage 16"       Carnegie View Plan, Lot 406        1/6/1960         1960 D.R. 25
Main - Farrell and Hermitage                                     12/5/1960        1960 D.R. 2654

                              North 50' Lot 459                  9/8/1959         1959 D.R. 2144

                              Carnegie View Lots                 10/12/1984       84 D.R. 3574
                              454,455,456,457,458
----------------------------- ---------------------------------- ---------------- ---------------------------
West Middlesex                Mitchell Road                      8/26/1965        1965 D.R. 2219
Standpipe-Shenango Twp
----------------------------- ---------------------------------- ---------------- ---------------------------
New Wilmington Standpipe -    Pa. Route No. 18                   9/2/1965         1965 D.R. 2317
Wilmington Township
----------------------------- ---------------------------------- ---------------- ---------------------------
East State Street             U.S. Route No. 62                  10/14/1965       1965 D.R. 2870
Standpipe-Hermitage
----------------------------- ---------------------------------- ---------------- ---------------------------
North Keel Ridge Booster      North Keel Ridge Road              11/12/1965       Part of 1965 D.R. 3197
Station-Hermitage
----------------------------- ---------------------------------- ---------------- ---------------------------
Gail Drive                    Gail Drive                         10/24/1984       84 D.R. 3574 (Parcel One)
Standpipe-Hermitage
----------------------------- ---------------------------------- ---------------- ---------------------------
Office Building - 665 South   South Dock Street (G.W. Becker)    8/3/1990         90 D.R. 08133
Dock Street
----------------------------- ---------------------------------- ---------------- ---------------------------
Mercer Standpipe Lot          Lot 1 Mandell Plan (Mandell)       6/14/1990        91 D.R. 7104
----------------------------- ---------------------------------- ---------------- ---------------------------


Mercer Booster Station        Lot 9 U.S. Route 62 (Holcroft)     7/24/1990        90 D.R. 07715
----------------------------- ---------------------------------- ---------------- ---------------------------
Mercer County                 Lot one Treimer, Plan 97           7/30/1997        97 D.R. 10426
                              PL9607-143
----------------------------- ---------------------------------- ---------------- ---------------------------
Meter Vault Property          Parcel 3 Special Warranty Deed     3/26/1999        99-05839
----------------------------- ---------------------------------- ---------------- ---------------------------

----------------------------- ---------------------------------- ---------------- ---------------------------
Western Utilities, Inc.       Coolspring Township, Lot 917 in    11/30/1990       90 D.R. 13011
Mercer County                 Lake Latonka Subdivision
----------------------------- ---------------------------------- ---------------- ---------------------------
                              Lot 230 in Lake Latonka            11/30/1990       90 D.R. 13011
                              Subdivision
----------------------------- ---------------------------------- ---------------- ---------------------------

                         FAWN LAKE FOREST WATER COMPANY


----------------------------------------------------------------------------------------------------------------------
          Name                     Grantor                 County        Index/Tax No.    Deed Date     Book     Page
          ----                     -------                 ------        -------------    ---------     ----     ----


----------------------------------------------------------------------------------------------------------------------
Fawn Lake Forest Water   Batco - 1989 - III, Inc.,   Pike County            1995-258       12/12/94     997       78
Company                  Philip Economv,
                         Attornery-in-Fact
----------------------------------------------------------------------------------------------------------------------
                         Tax Claim Bureau of Pike
Fawn Lake Forest Water   County, Wesley Hains and    Pike County            1985-14664     12/15/86    1094      265
Company                  Eileen Hains
----------------------------------------------------------------------------------------------------------------------
Fawn Lake Forest Water   American Central            Pike County            1980-5356      11/7/79      721      234
Company                  Corporation
----------------------------------------------------------------------------------------------------------------------
                         Pike County Tax Claim
Fawn Lake Forest Water   Bureau, James Weir and      Pike County            1983-3978      1/25/83      851      266
Company                  Margaret Weir
----------------------------------------------------------------------------------------------------------------------
Fawn Lake Forest Water   American Central            Pike County            1980-5358      11/7/79      721      240
Company                  Corporation
----------------------------------------------------------------------------------------------------------------------
                         Arthur Jebson, Sheriff,
Fawn Lake Forest Water   Joseph Hirko and Patricia   Pike County            1982-3566      1/6/81       814      223
Company                  Hirko
----------------------------------------------------------------------------------------------------------------------
Fawn Lake Forest Water   Pike County Tax Claim       Pike County            1983-3977      1/25/83      851      263
Company                  Bureau, Francis Parrish
----------------------------------------------------------------------------------------------------------------------
                         Pike County Tax Claim
Fawn Lake Forest Water   Bureau, Brigitte Willis     Pike County            1993-12684     11/6/93      798      285
Company                  and Harry Willis
----------------------------------------------------------------------------------------------------------------------
Fawn Lake Forest Water   Clifford Holbert and        Pike County            1990-9863      12/15/89     296      284
Company                  Thelma Holbert
----------------------------------------------------------------------------------------------------------------------
Fawn Lake Forest Water   M.M. Fisher and Karen       Pike County            1992-11228     8/29/92      608       55
Company                  Fisher
----------------------------------------------------------------------------------------------------------------------
Fawn Lake Forest Water   Norman Prescott and Betty   Pike County            1995-10108     8/21/95     1104      306
Company                  Prescott
----------------------------------------------------------------------------------------------------------------------

                              ADDITIONAL PROPERTIES

         All real property and interests in real property, wherever situated, of the type and nature contemplated in the Original Indenture, acquired by the Company subsequent to November1, 1964, including, without limitation, the real property and interests in real property more particularly described in the following deeds:

1. Deed from Helker Construction Company to the Company dated August 12, 1992, and recorded in the Northumberland County Office for Recording of Deeds in Book 869, Page 795;

2. Deed from Northeaster Enterprises, Inc. to the Company dated December 31, 1992, and recorded in the Northumberland County Office for Recording of Deeds in Book 889, Page 131;

3. Deed from Northeaster Enterprises, Inc. to the Company dated August 12, 1992, and recorded in the Schuylkill County Office for Recording of Deeds in Book 1491, Page 906;

4. Deed from Ronald Narke, et al,. to the Company dated January 6, 1992, and recorded in the Northumberland County Office for Recording of Deeds in Book 897, Page 791;

5. Deed from Susquehanna Coal Company to the Company dated January 6, 1992, and recorded in the Northumberland County Office for Recording of Deeds in Book 898, Page 876;

6. Deed from Community Banks, N.A. to the Company dated September 26, 1994, and recorded in the Northumberland County Office for Recording of Deeds in Book 977, Page 319;

7. Deed from County of Northumberland to the Company dated August 7, 1996, and recorded in the Northumberland County Office for Recording of Deeds in Book 1066, Page 863; and

8. Deed from Shamokin Area Industrial Corporation to the Company dated March 25, 1998, and recorded in the Northumberland County Office for Recording of Deeds in Book 1150, Page 126.

     Excepting, however, all real property and interests in real property, wherever situated, conveyed by the Company subsequent to November 1, 1964, in accordance with the terms and provisions of the Original Indenture including, without limitation, the real property and interests in real property more particularly described in the following deeds:

     1. Deed from the Company to Northumberland County Authority dated September 30, 1992, and recorded in the Northumberland County Office for Recording of Deeds in Book 835, Page 428;
     2. Deed from the Company to Schuylkill Economic Development Corporation dated January 13, 1996, and recorded in the Schuylkill County Office for Recording of Deeds in Book 1644, Page 97; and
     3. Deed from the Company to Charles W. Remaley, Inc. dated July 31, 2000, and recorded in the Schuylkill County Office for Recording of Deeds in Book 1071, Page 151.

                              WAYMART WATER COMPANY


-----------------------------------------------------------------------------------------------------------------------------
          Name                      Grantor                 County         Index/Tax No.    Deed Date      Book      Page
          ----                      -------                 ------         -------------    ---------      ----      ----

-----------------------------------------------------------------------------------------------------------------------------
Waymart Water Company     The Dime Bank               Wayne County            28-3-99.3      1/27/92    645        108
-----------------------------------------------------------------------------------------------------------------------------
Waymart Water Company     Augustus L. Patterson       Wayne County            28-6-11        2/1/21     115        373
-----------------------------------------------------------------------------------------------------------------------------
Waymart Water Company     Frank R. and Susan Sargent  Wayne County            28-7-65.3      9/23/75    321        132
-----------------------------------------------------------------------------------------------------------------------------
Waymart Water Company     Vincent P. and Patricia E.  Wayne County            28-10-23       9/7/74     311        396
                          Spaulding
-----------------------------------------------------------------------------------------------------------------------------
Waymart Water Company     Edward Marsh and Carolyn    Wayne County            28-10-24       11/15/74   313        794
                          Marsh
-----------------------------------------------------------------------------------------------------------------------------
Waymart Water Company     Claire F. Carlin            Wayne County            28-10-25       12/4/74    314        137
-----------------------------------------------------------------------------------------------------------------------------
Waymart Water Company     Harold & Mary French        Wayne County            28-251-22.1    11/15/74   313        797
-----------------------------------------------------------------------------------------------------------------------------
Waymart Water Company     Armena Williams             Wayne County            28-251-23.1    11/15/74   313        800
-----------------------------------------------------------------------------------------------------------------------------

          J.P. Morgan Trust Company National Association, Mortgagee and Trustee named in the foregoing Thirty-Fifth Supplemental Indenture, hereby certifies that its precise name and the post office address of its Institutional Trust Services Group in Philadelphia, Pennsylvania are as follows:

          J.P. Morgan Trust Company, National Association
          Institutional Trust Services
          1650 Market Street, Suite 5210
          Philadelphia, PA  19103
          Attention: Pennsylvania Suburban Water Administrator
          Telecopy: (215) 972-1685





                                          J.P. MORGAN TRUST COMPANY,
                                          NATIONAL ASSOCIATION




                                          By: /s/ Catherine Lenhardt
                                              ----------------------
                                              Authorized Officer

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF MONTGOMERY


          On the 18th day of December, 2001, before me, the Subscriber, a Notary Public for the Commonwealth of Pennsylvania, personally appeared Kathy L. Pape, who acknowledged herself to be the Vice President and Treasurer of Pennsylvania Suburban Water Company, a corporation, and that she as such Vice President and Treasurer, being authorized to do so, executed the foregoing Thirty-Fifth Supplemental Indenture as and for the act and deed of said corporation and for the uses and purposes therein mentioned, by signing the name of the corporation by herself as such officer.

                  In Witness Whereof I hereunto set my hand and official seal.


[NOTARIAL SEAL]


                                            /s/ Catherine A. Iezzi
                                            -----------------------
                                            Notary

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF PHILADELPHIA


          On the 13th day of December, 2001 before me, the Subscriber, a Notary Public for the Commonwealth of Pennsylvania, personally appeared Catherine Lenhardt, who acknowledged herself to be a Vice President of J.P. Morgan Trust Company, National Association, Trustee, a national banking association, and that she as such Vice President, being authorized to do so, executed the foregoing Thirty-Fifth Supplemental Indenture as and for the act and deed of said national banking association and for the uses and purposes therein mentioned by signing the name of said national banking association by herself as such officer.

          In Witness Whereof I hereunto set my hand and official seal.



[NOTARIAL SEAL]



                                            /s/ Sandra M. Abrahams
                                            -----------------------
                                            Notary

          This Thirty-Fifth Supplemental Indenture was recorded on December __, 2001 in the Office for the Recording of Deeds for each of the counties tabulated below in the Mortgage Book and at the page indicated:

                                        Mortgage
County                                    Book                            Page
------                                    ----                            ----
Berks                                     ____                            ____
Bradford                                  ____                            ____
Bucks                                     ____                            ____
Chester                                   ____                            ____
Columbia                                  ____                            ____
Delaware                                  ____                            ____
Lawrence                                  ____                            ____
Mercer                                    ____                            ____
Montgomery                                ____                            ____
Northumberland                            ____                            ____
Pike                                      ____                            ____
Schuylkill                                ____                            ____
Wayne                                     ____                            ____


For the recording information with respect to the Original Indenture and the first thirty-four supplemental indentures, see pages 4-6 of this Thirty-Fifth Supplemental Indenture.